PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2013	2014

Leasehold improvements	$3,043	$3,723
Furniture, fixtures and office equipment	1,817	2,431
Software and IT equipment	2,099	3,059
Property and equipment, gross	6,959	9,213
Less: Accumulated depreciation	(3,957)	(5,549)
Property and equipment, net	$3,002	$3,664